TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Short Duration Portfolio
(the “Portfolios” each a “Portfolio”)
TCU Shares
Investor Shares
Supplement dated September 12, 2019 to the Portfolios’
Statement of Additional Information dated December 31, 2018
(the “SAI”)

The table under “Portfolio Managers of the Portfolios - Other Accounts Managed by Portfolio Managers” in the Portfolios’ SAI incorrectly listed accounts managed by the portfolio managers as having a performance-based advisory fee. Effective immediately, the table on page B-11 of the Portfolios’ SAI is deleted in its entirety and replaced by the following:

	Number of Other Accounts Managed and Total Assets by Account Type*
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed ($mm)	Number of Accounts	Assets Managed ($mm)	Number of Accounts	Assets Managed ($mm)
Ultra-Short Duration Portfolio and Short Duration Portfolio
Robert Perry	0	$0	0	$0	16	$437.7
Jason Haley	0	$0	0	$0	16	$437.7

	Number of Other Accounts Managed and Total Assets for Which Advisory Fee is Performance Based*
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed ($mm)	Number of Accounts	Assets Managed ($mm)	Number of Accounts	Assets Managed ($mm)
Ultra-Short Duration Portfolio and Short Duration Portfolio
Robert Perry	0	$0	0	$0	0	$0
Jason Haley	0	$0	0	$0	0	$0

* This information is as of August 31, 2018.

Please Retain this Supplement for future reference.
This Supplement is dated September 12, 2019.